SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 9, 2005


                             MICREL, INCORPORATED
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                                  CALIFORNIA
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)


                 0-25236                            94-2526744
        -------------------------           -------------------------
        (Commission File Number)                 (I.R.S. Employer
                                                 Identification No.)

                2180 Fortune Drive, San Jose, CA            95131
           ---------------------------------------------------------
           (Address of Principal Executive Offices)       (Zip Code)


                                (408) 944-0800
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                     INFORMATION TO BE INCLUDED IN REPORT

Item 8.      Other Events.

   On March 11, 2005 Micrel, Incorporated ("Micrel") issued a press release announcing an approved increase to its common stock share repurchase program. A copy of the press release issued by Micrel is attached hereto and furnished as Exhibit 99.1 to this report.



                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MICREL, INCORPORATED
                                          (the Registrant)


                                        By: /s/ Richard D. Crowley
                                            -------------------------
                                            Richard D. Crowley
                                            Vice President, Finance and
                                            Chief Financial Officer
                                            (Principal Financial and
                                             Accounting Officer)

Dated:  March 11, 2005